                                                                   Exhibit 10(l)




                TRANSACTION CONFIRMATION DATED DECEMBER 14, 2004
           BETWEEN ATLAS AMERICA, INC. AND UGI ENERGY SERVICES, INC.
                                 D/B/A/ GASMARK

                                                              Revised EXHIBIT A

                            TRANSACTION CONFIRMATION
                             FOR IMMEDIATE DELIVERY

             Atlas America, Inc.                      Date: December 14, 2004
                                                      Transaction Confirmation
                                                      #: ___________

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated November 13, 2002. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER:                                 BUYER:

Atlas America, Inc.                     UGI Energy Services,
311 Rouser Corp.                        Inc. d/b/a GASMARK
Moon Two, PA 15108                      1100 Berkshire
Attn: Michael Brecko                    Blvd., Suite 305
Phone: 412-262-2830x126                 Wyomissing, PA 19610
Fax: 412-262-3927                       Attn: Robert Meder
Base Contract No.                       Phone: 610-373-7989
Transporter:                            Fax: 610-374-4288
Transporter Contract Number:            Base Contract No.
                                        Transporter:
                                        Transporter Contract Number:




Contract Price $________ /MMBtu or NYMEX LDS plus $.75 payable on Adjusted Mcfs.

Delivery Period: Begin: June 1, 2005                       End: March 31, 2007

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):   Firm (Variable Quantity)      Interruptible:
________ MMBtus/day      2,500 MMBtus/day              Up to ________ MMBtus/day
|_| EFP                  subject to Section 4.2
                         at election of
                         |_| Buyer or |_| Seller

Delivery Point(s): Various meters located on Dominion East Ohio's pipeline system
(If a pooling point is used, list a specific geographic and pipeline location):

Special Conditions: Additional walls may be added upon mutual consent of the parties. All gas produced under this agreement shall be produced from wells located within the state of Ohio. Atlas America shall have trigger rights to lock in prices. Adjusted Mcfs are the actual Mcfs at the meter converted to MMBtu's using a conversion factor of 1.109 to get total MMBtu's. The total MMBtu's are converted to Adjusted Mcfs by dividing the MMBtu's by a factor of
1.036. These conversion factors are set by Dominion East Ohio and are subject to change by Dominion East Ohio.

Atlas America has chosen to lock in prices on the volumes produced each month as per the attached "Confirmation of Price Locks".

All volumes sold in excess of the locked in volumes shall continue to be priced as per the pricing clause above.

Seller: Atlas America, Inc.             Buyer: UGI Energy Services,
                                               Inc., d/b/a GASMARK

By:____________________________________ By:____________________________________

Title:_________________________________ Title: Vice President,
                                               Gas Supply & Risk Management

Date:__________________________________ Date:__________________________________

-------------------------------------------------------------------------------

Copyright (C) 2002 North American
Energy Standards Board, Inc.                                NAESB Standard 6.3.1
All Rights Reserved                Page 1 of 10                   April 19, 2002

                                                              Revised EXHIBIT A

                            TRANSACTION CONFIRMATION
                             FOR IMMEDIATE DELIVERY

             Atlas America, Inc.                      Date: December 14, 2004
                                                      Transaction Confirmation
                                                      #: ___________

This Transaction Confirmation is subject to the Base Contract between Seller and Buyer dated November 13, 2002. The terms of this Transaction Confirmation are binding unless disputed in writing within 2 Business Days of receipt unless otherwise specified in the Base Contract.

SELLER:                                 BUYER:

Atlas America, Inc.                     UGI Energy Services,
311 Rouser Corp.                        Inc. d/b/a GASMARK
Moon Two, PA 15108                      1100 Berkshire Blvd., Suite 305
Attn: Michael Brecko                    Wyomissing, PA 19610
Phone: 412-262-2830x126                 Attn: Robert Meder
Fax: 412-262-3927                       Phone: 610-373-7999
Base Contract No.                       Fax: 610-374-4288
Transporter:                            Base Contract No.
Transporter Contract Number:            Transporter:
                                        Transporter Contract Number:


Contract Price $________ /MMBtu or NYMEX LDS plus $.385 per Dth

Delivery Period: Begin: April 1, 2006                      End: March 31, 2007

Performance Obligation and Contract Quantity: (Select One)

Firm (Fixed Quantity):   Firm (Variable Quantity)      Interruptible:
________ MMBtus/day      20,000 MMBtus/day             Up to ________ MMBtus/day
|_| EFP                  subject to Section 4.2
                         at election of
                         |_| Buyer or |_| Seller

Delivery Point(s): Texas Eastern Meter Number 73133, Station Name of Prah and the Joseph Meter in Market area M2
(If a pooling point is used, list a specific geographic and pipeline location):

Special Conditions: Additional wells may be added upon mutual consent of the parties. All gas produced under this agreement shall be produced from wells located within the Commonwealth of Pennsylvania. Atlas America shall have trigger rights to lock in prices.

Atlas America has chosen to lock in prices on the volumes produced each month as per the attached "Confirmation of Price Locks".

All volumes sold in excess of any locked in volumes shall continue to be priced as per the pricing clause above.

Seller: Atlas America, Inc.             Buyer: UGI Energy Services,
                                               Inc.,d/b/a GASMARK

By:____________________________________ By:____________________________________

Title:_________________________________ Title: Vice President,
                                               Gas Supply & Risk Management

Date:__________________________________ Date:__________________________________

-------------------------------------------------------------------------------

Copyright (C) 2002 North American
Energy Standards Board, Inc.                               NAESB Standard 6.3.1
All Rights Reserved                 Page 1 of 10                  April 19, 2002